1290 FUNDS®

1290 Retirement 2020 Fund

1290 Retirement 2025 Fund

1290 Retirement 2030 Fund

1290 Retirement 2035 Fund

1290 Retirement 2040 Fund

1290 Retirement 2045 Fund

1290 Retirement 2050 Fund

1290 Retirement 2055 Fund

1290 Retirement 2060 Fund

SUPPLEMENT DATED OCTOBER 24, 2023, TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MARCH 1, 2023, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus and Prospectus dated March 1, 2023, as supplemented, of 1290 Funds (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You can find the Summary Prospectus, Prospectus, Statement of Additional Information, reports to shareholders and other information online at www.1290Funds.com/literature.php. You can also get this information at no cost by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@dfinsolutions.com.

At a meeting held on July 18-19, 2023, the Trust’s Board of Trustees considered and approved a “manager-of-managers” policy (as described below) for each of the above-named series of the Trust (each, a “Fund”), subject to approval by the shareholders of the Funds.

At a joint special meeting of the shareholders of the Funds held on October 23, 2023, the shareholders of each Fund approved a “manager-of-managers” policy for the Fund.

Accordingly, the following changes to the Summary Prospectuses and Prospectus for the Funds are effective immediately:

The section of each Fund’s Summary Prospectus entitled “Who Manages the Fund” is amended by adding the following paragraph:

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Fund and enter into and amend sub-advisory agreements on behalf of the Fund subject to the approval of the Board of Trustees and without obtaining shareholder approval. If the Board of Trustees approves the hiring of sub-advisers, the Adviser is responsible for overseeing the sub-advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Fund’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Fund to the Adviser; any such increase would be subject to shareholder approval.

The section of the Funds’ Prospectus entitled “Management of the Funds – The Adviser” is amended by adding the following paragraph as the final paragraph of that section:

The Adviser provides day-to-day management of the Funds. The Adviser has the ability to hire investment sub-advisers (“Sub-Advisers”) to provide research, stock selection, and trading services for the Funds. The Adviser has been granted relief by the SEC to hire, terminate and replace Sub-Advisers to the Funds and to amend sub-advisory agreements without obtaining shareholder approval, subject to the approval of the Trust’s Board. In addition, the Adviser has the ability to allocate a Fund’s assets to additional Sub-Advisers, subject to approval of the Trust’s Board. The Adviser also has discretion to allocate a Fund’s assets among its current Sub-Advisers, if any. If a Sub-Adviser is retained for a Fund, the shareholders of the Fund would receive notice of such action. However, the Adviser may not enter into a sub-advisory agreement on behalf of a Fund with an “affiliated person” of the Adviser (as that term is defined in the 1940 Act) (“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the affected Fund’s shareholders. The relief does not extend to any increase in the advisory fee paid by a Fund to the Adviser; any such increase would be subject to the approval of the affected Fund’s shareholders.